UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-5823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Carole M. Laible

Domini Impact Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: October 31, 2017

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the Domini Investment Trust are set forth below.

Domini Impact Equity FundSM

Domini Impact International Equity FundSM

Domini Impact Bond FundSM

each a series of

Domini Investment Trust

Quarterly Holdings Report

October 31, 2017 (Unaudited)

Domini Impact Equity Fund

Portfolio of Investments

October 31, 2017 (Undaudited)

SECURITY	SHARES	VALUE
Common Stocks—99.5%
Consumer Discretionary—9.9%
Amazon.com Inc (a)	16,594	$18,341,016
Best Buy Co Inc	26,351	1,475,129
Burlington Stores Inc (a)	18,669	1,752,832
Chipotle Mexican Grill Inc (a)	35	9,517
Comcast Corp Cl A	296,660	10,688,660
Gap Inc/The	445	11,566
Home Depot Inc/The	218	36,140
JC Penney Co Inc (a)	1,546	4,329
Kohl’s Corp	212	8,853
L Brands Inc	219	9,426
Lear Corp	18,784	3,298,283
Lowe’s Cos Inc	364	29,102
Marriott International Inc/MD Cl A	146	17,444
Michael Kors Holdings Ltd (a)	235	11,470
NIKE Inc Cl B	376	20,676
Priceline Group Inc/The (a)	5,779	11,049,217
Ralph Lauren Corp	35,562	3,180,310
Ross Stores Inc	307,571	19,527,682
Starbucks Corp	414	22,704
Tapestry Inc	348	14,251
Target Corp	181	10,686
TJX Cos Inc/The	205,050	14,312,489
Ulta Beauty Inc (a)	17,062	3,442,941
Walt Disney Co/The	242	23,670

		87,298,393

Consumer Staples—9.0%
Avon Products Inc (a)	2,873	6,550
Campbell Soup Co	80,865	3,830,575
Coca Cola Co/The	292	13,426
Colgate-Palmolive Co	218,787	15,413,544
Costco Wholesale Corp	113,334	18,255,841
Estee Lauder Cos Inc/The Cl A	36,173	4,044,503
General Mills Inc	175	9,086
Kimberly-Clark Corp	141	15,864
Kraft Heinz Co/The	223	17,245
Kroger Co/The	860	17,802
Mondelez International Inc Cl A	265	10,979
National Beverage Corp	28,556	2,795,632
Pepsico Inc	210,131	23,162,740
Procter + Gamble Co/The	155	13,383
Sysco Corp	248	13,794
Walgreens Boots Alliance Inc	174,321	11,552,253

		79,173,217

Energy—0.5%
Subsea 7 SA ADR	242,706	4,070,180

		4,070,180

Financials—15.0%
Aflac Inc	21,599	1,811,940
AGNC Investment Corp	109,628	2,206,812
American Express Co	191	18,244

Banco Santander Brasil SA	423,363	3,679,024
Bank of Nova Scotia/The	57,539	3,712,416
Canadian Imperial Bank of Commerce	62,695	5,520,295
DBS Group Holdings Ltd ADR	106,738	7,099,892
Hartford Financial Services Group Inc/The	138,392	7,618,480
Intercontinental Exchange Inc	195	12,890
Invesco Mortgage Capital Inc	125,474	2,160,662
Lincoln National Corp	128,383	9,728,864
MetLife Inc	89,688	4,805,483
MFA Financial Inc	815,843	6,722,546
MGIC Investment Corp (a)	427,333	6,110,862
Morgan Stanley	292	14,600
National Bank Of Canada	85,343	4,145,004
ORIX Corp ADR (a)	27,030	2,319,715
PNC Financial Services Group Inc/The	14,576	1,993,851
Popular Inc	122,024	4,475,840
Prudential Financial Inc	223,636	24,702,833
Radian Group Inc	289,822	6,074,669
Toronto Dominion Bank	33,821	1,922,724
Two Harbors Investment Corp	538,798	5,280,220
Unum Group	373,104	19,416,332
US Bancorp	346	18,815

		131,573,013

Health Care—14.5%
Align Technology Inc (a)	25,140	6,007,957
Amgen Inc	39,521	6,924,870
Baxter International Inc	47,532	3,064,388
Biogen Inc	42,139	13,133,041
Bristol Myers Squibb Co	40,861	2,519,489
Celgene Corp (a)	41,337	4,173,797
Cooper Cos Inc/The	19,705	4,734,323
Gilead Sciences Inc	277,125	20,773,289
IDEXX Laboratories Inc (a)	60,945	10,127,231
Intuitive Surgical Inc	2,697	1,012,346
Masimo Corp (a)	41,257	3,620,714
Merck & Co Inc	307,178	16,922,436
Quest Diagnostics Inc	184,128	17,267,524
Sanofi ADR	205,652	9,723,227
Varian Medical Systems Inc	48,503	5,053,528
Waters Corp (a)	11,202	2,196,152

		127,254,312

Industrials—9.4%
3m Co	115	26,472
Applied Industrial Technologies Inc	16,527	1,051,944
Cummins Inc	128,618	22,749,951
Herman Miller Inc	88,894	2,986,838
Jetblue Airways Corp (a)	1,688	32,325
LSC Communications Inc	409	6,618
ManpowerGroup Inc	44,202	5,449,223
PACCAR Inc	200,455	14,378,637
Robert Half International Inc	349,761	18,107,127
Rockwell Automation Inc	72,480	14,555,434
RR Donnelley & Sons Co	569	5,235
Toro Co/The	60,485	3,801,482
United Parcel Service Inc Cl B	131	15,396

		83,166,682

Information Technology—26.2%
Advanced Micro Devices Inc (a)	3,150	34,603
Alphabet Inc Cl A (a)	29,894	30,881,698
Apple Inc	212,755	35,964,104
Applied Materials Inc	376,858	21,266,097
Cisco Systems Inc	504	17,212
Citrix Systems Inc	85,208	7,039,033
Electronic Arts Inc (a)	73,961	8,845,736
Facebook Inc Cl A (a)	67,518	12,157,291
First Solar Inc (a)	358	19,626
FUJIFILM Holdings Corp ADR (a)	27,239	1,112,713
Intel Corp	534,654	24,321,410
International Business Machines Corp	146,839	22,622,016
Lam Research Corp	86,823	18,108,673
Mastercard Inc Cl A	159,280	23,696,086
Microsoft Corp	88,514	7,362,595
Motorola Solutions Inc	201	18,199
Synopsys Inc (a)	137,347	11,883,262
VMware Inc Cl A (a)	43,116	5,160,554

		230,510,908

Materials—3.3%
Domtar Corp	279,631	13,232,139
Louisiana-Pacific Corp (a)	305,438	8,301,805
Norsk Hydro As Spons ADR	246,962	1,910,745
Nucor Corp	230	13,301
Steel Dynamics Inc	149,249	5,553,555
WestRock Co	256	15,700

		29,027,245

Real Estate—4.2%
CBRE Group Inc Cl A (a)	324,565	12,761,895
Host Hotels & Resorts Inc	408,710	7,994,368
Mack Cali Realty Corp	289,321	6,587,839
Mid-America Apartment Communities Inc	33,576	3,436,504
Omega Healthcare Investors Inc	135,542	3,911,742
Weingarten Realty Investors	70,548	2,148,187

		36,840,535

Telecommunications Services—3.9%
AT&T Inc	454,685	15,300,150
BCE Inc	85,976	3,968,652
Rogers Communications Inc Cl B	39,781	2,064,634
Telephone & Data Systems Inc	182,230	5,312,005
Telus Corp	72,044	2,611,043
Verizon Communications Inc	104,282	4,991,979

		34,248,463

Utilities—3.6%
Avangrid Inc	119,649	6,189,443
Consolidated Edison Inc	239,030	20,568,532
Eversource Energy	79,075	4,953,258

		31,711,233

Total Investments—99.5% (Cost $725,533,206) (b)		874,874,181

Other Assets, less liabilities—0.5%		4,742,343

Net Assets—100.0%		$879,616,524

(a)	Non-income producing security.

(b)	The aggregate cost for federal income tax purposes is $726,710,307. The aggregate gross unrealized appreciation is $163,488,972 and the aggregate gross unrealized depreciation is $15,325,098, resulting in net unrealized appreciation of $148,163,874.

ADR — American Depository Receipt

SEE NOTES TO PORTFOLIO OF INVESTMENTS

Domini Impact International Equity Fund

Portfolio of Investments

October 31, 2017 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock—97.9%
Australia—4.3%
Bank of Queensland Ltd	Banks	174,761	$1,792,344
Bendigo & Adelaide Bank Ltd	Banks	576,129	5,034,309
Dexus	Real Estate	1,051,983	7,891,648
Flight Centre Travel Group Ltd	Consumer Services	200,858	7,214,207
Fortescue Metals Group Ltd	Materials	3,508,691	12,498,343
Harvey Norman Holdings Ltd	Retailing	689,641	2,001,317
Mirvac Group	Real Estate	6,813,568	12,616,881
Sims Metal Management Ltd	Materials	216,540	2,199,645

			51,248,694

Belgium—1.4%
KBC Group NV	Banks	98,254	8,162,556
UCB SA	Pharma, Biotech & Life Sciences	117,327	8,541,659

			16,704,215

Brazil—0.3%
Cia de Transmissao de Energia Eletrica Paulista Pfd Shrs	Utilities	41,400	841,579
M Dias Branco SA	Food & Beverage	192,946	2,839,913

			3,681,492

China—1.5%
Alibaba Group Holding Ltd ADR (a)	Software & Services	6,398	1,182,926
Beijing Capital International Airport Co Ltd Cl H	Transportation	1,814,187	2,978,964
Nine Dragons Paper Holdings Ltd	Materials	2,800,252	5,146,594
Ping An Insurance Group Co of China Ltd Cl H	Insurance	711,246	6,250,066
Shimao Property Holdings Ltd	Real Estate	1,227,577	2,573,085

			18,131,635

Denmark—1.2%
H Lundbeck A/S	Pharma, Biotech & Life Sciences	118,420	7,040,525
Rockwool International A/S Cl B	Capital Goods	3,884	1,054,565
TDC A/S	Telecommunication Services	199,762	1,181,153
Vestas Wind Systems A/S	Capital Goods	30,116	2,659,055
William Demant Holding A/S (a)	Health Care Equipment & Services	91,217	2,632,717

			14,568,015

Finland—0.2%
Orion Oyj Cl B	Pharma, Biotech & Life Sciences	35,147	1,440,619
Valmet OYJ	Capital Goods	64,720	1,254,952

			2,695,571

France—13.9%
Amundi SA	Diversified Financials	18,233	1,545,401
AXA SA	Insurance	125,123	3,777,587
BNP Paribas SA	Banks	97,671	7,623,822
Capgemini SE	Software & Services	77,832	9,456,156
Carrefour SA	Food & Staples Retailing	355	7,145
Casino Guichard Perrachon SA	Food & Staples Retailing	14,286	815,793
Cie de Saint-Gobain	Capital Goods	306,424	17,968,077
CNP Assurances	Insurance	202,651	4,714,574
Credit Agricole SA	Banks	938,342	16,378,495
Eiffage SA	Capital Goods	55,801	5,829,230
Eurazeo SA	Diversified Financials	27,739	2,579,073

Eutelsat Communications SA	Media	133,661	3,348,225
Faurecia	Automobiles & Components	57,059	4,148,281
Kering	Consumer Durables & Apparel	55,859	25,619,439
Peugeot SA	Automobiles & Components	755,153	17,917,966
Sanofi	Pharma, Biotech & Life Sciences	346,266	32,789,557
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	477,178	11,234,370

			165,753,191

Germany—7.5%
adidas AG	Consumer Durables & Apparel	15,831	3,524,015
Allianz SE	Insurance	120,921	28,232,505
Bayerische Motoren Werke AG	Automobiles & Components	116,260	11,924,681
CECONOMY AG	Retailing	516,121	6,737,471
Deutsche Lufthansa AG	Transportation	380,824	12,236,110
Deutsche Post AG	Transportation	25,853	1,185,207
Fraport AG Frankfurt Airport Services Worldwide	Transportation	81,838	7,777,217
Innogy SE	Utilities	185,137	8,610,715
Merck KGaA	Pharma, Biotech & Life Sciences	25,314	2,716,246
METRO AG (a)	Food & Staples Retailing	157,866	2,992,808
Suedzucker AG	Food & Beverage	175,125	3,470,730

			89,407,705

Hong Kong—2.6%
CK Asset Holdings Ltd	Real Estate	695,560	5,724,048
Great Eagle Holdings Ltd	Real Estate	146,690	807,549
Hongkong Land Holdings Ltd	Real Estate	281,634	2,042,657
I-CABLE Communications Ltd (a)	Media	616,121	19,298
Kerry Properties Ltd	Real Estate	851,179	3,830,364
Wharf Holdings Ltd/The	Real Estate	1,372,526	12,500,525
Wheelock & Co Ltd	Real Estate	845,054	5,886,718
Xinyi Glass Holdings Ltd	Automobiles & Components	684,955	663,703

			31,474,862

Hungary—0.3%
Richter Gedeon Nyrt	Pharma, Biotech & Life Sciences	150,532	3,743,656

			3,743,656

Indonesia—0.3%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	10,882,481	3,246,971

			3,246,971

Ireland—0.0%
Irish Bank Resolution Corp Ltd/Old (a)(c)		138,674	0

			0

Italy—0.2%
Recordati SpA	Pharma, Biotech & Life Sciences	53,245	2,475,528

			2,475,528

Japan—22.3%
Asahi Glass Co Ltd	Capital Goods	405,042	15,884,146
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	568,310	7,568,548
Brother Industries Ltd	Technology Hardware & Equipment	596,855	14,532,920
Central Japan Railway Co	Transportation	120,181	21,844,884
Coca-Cola Bottlers Japan Inc	Food & Beverage	42,764	1,497,272
Dai Nippon Printing Co Ltd	Commercial & Professional Services	422,567	10,135,598
Ezaki Glico Co Ltd	Food & Beverage	56,300	3,124,607
FUJIFILM Holdings Corp	Technology Hardware & Equipment	112,080	4,587,971

GungHo Online Entertainment Inc	Software & Services	620,655	1,671,329
Hoya Corp	Health Care Equipment & Services	57,279	3,114,064
Ibiden Co Ltd	Technology Hardware & Equipment	280,099	4,693,209
K’s Holdings Corp	Retailing	263,460	6,050,525
KYORIN Holdings Inc	Pharma, Biotech & Life Sciences	28,804	591,959
Medipal Holdings Corp	Health Care Equipment & Services	261,023	4,850,726
Mitsubishi Gas Chemical Co Inc	Materials	566,503	13,867,320
Mitsui Fudosan Co Ltd	Real Estate	560,607	13,093,749
Mixi Inc	Software & Services	149,602	7,298,193
MS&AD Insurance Group Holdings Inc	Insurance	489,319	16,634,275
Murata Manufacturing Co Ltd	Technology Hardware & Equipment	20,324	3,196,268
Nintendo Co Ltd	Software & Services	4,108	1,594,798
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	240,854	9,840,222
Nissan Motor Co Ltd	Automobiles & Components	2,435,330	23,700,129
Nisshin Seifun Group Inc	Food & Beverage	230,580	4,054,987
Nomura Real Estate Holdings Inc	Real Estate	104,485	2,301,291
NTN Corp	Capital Goods	5,300	25,761
ORIX Corp	Diversified Financials	781,665	13,448,508
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	154,502	14,391,657
Seino Holdings Co Ltd	Transportation	247,806	3,617,728
Shimamura Co Ltd	Retailing	23,654	2,636,988
Sumitomo Realty & Development Co Ltd	Real Estate	63,831	2,139,251
TDK Corp	Technology Hardware & Equipment	16,729	1,286,293
Tokyo Electron Ltd	Semiconductors & Semiconductor Equipment	5,514	971,544
Toppan Printing Co Ltd	Commercial & Professional Services	891,626	9,077,141
Toyo Seikan Group Holdings Ltd	Materials	264,562	4,682,643
Yamada Denki Co Ltd	Retailing	1,119,058	5,956,423
Yamazaki Baking Co Ltd	Food & Beverage	255,674	4,605,154
Zeon Corp	Materials	445,084	5,929,635

			264,497,716

Mexico—0.3%
Arca Continental SAB de CV	Food & Beverage	390,197	2,488,621
Grupo Lala SAB de CV	Food & Beverage	394,277	610,266

			3,098,887

Netherlands—4.7%
ABN AMRO Group NV	Banks	458,620	14,165,400
ING Groep NV	Banks	834,956	15,430,869
Koninklijke KPN NV	Telecommunication Services	387,875	1,334,743
Koninklijke Philips NV	Health Care Equipment & Services	174,303	7,103,965
NN Group NV	Insurance	335,786	14,063,096
Unilever NV	Household & Personal Products	60,613	3,521,307

			55,619,380

Norway—1.4%
Norsk Hydro ASA	Materials	832,048	6,427,739
Storebrand ASA	Insurance	282,844	2,418,440
Subsea 7 SA	Energy	462,061	7,775,887

			16,622,066

Panama—0.4%
Copa Holdings SA Cl A	Transportation	41,832	5,153,284

			5,153,284

Singapore—2.5%
DBS Group Holdings Ltd	Banks	1,085,088	18,128,710
Oversea-Chinese Banking Corp Ltd	Banks	1,086,150	9,490,893

United Overseas Bank Ltd	Banks	102,936	1,860,565

			29,480,168

South Africa—0.9%
Mondi Ltd	Materials	234,322	5,619,751
Mr Price Group Ltd	Retailing	208,924	2,588,974
Sappi Ltd	Materials	289,385	1,937,525

			10,146,250

South Korea—1.6%
BNK Financial Group Inc	Banks	86,977	771,721
Industrial Bank of Korea	Banks	361,876	4,958,155
LG Corp	Capital Goods	8,678	667,249
LG Display Co Ltd	Technology Hardware & Equipment	152,592	3,991,894
LG Electronics Inc	Consumer Durables & Apparel	20,938	1,704,487
LG Uplus Corp	Telecommunication Services	395,972	4,546,807
Woori Bank	Banks	122,926	1,798,924

			18,439,237

Spain—2.2%
Aena SME SA	Transportation	89,232	16,373,120
Banco Santander SA	Banks	101,213	686,213
Banco Santander SA Rights (a)	Banks	495,764	23,679
CaixaBank SA	Banks	984,381	4,605,715
Mapfre SA	Insurance	1,325,472	4,335,327

			26,024,054

Sweden—5.7%
Alfa Laval AB	Capital Goods	120,390	3,048,809
Electrolux AB Cl B	Consumer Durables & Apparel	297,214	10,505,308
Holmen AB Cl B	Materials	57,261	2,814,280
ICA Gruppen AB	Food & Staples Retailing	99,474	3,668,460
Industrivarden AB Cl C	Diversified Financials	129,668	3,331,961
Investor AB Cl B	Diversified Financials	242,304	12,005,134
Millicom International Cellular SA	Telecommunication Services	32,206	2,059,533
Oriflame Holding AG	Household & Personal Products	52,629	1,896,029
Sandvik AB	Capital Goods	1,091,854	19,929,782
Svenska Cellulosa AB SCA Cl B	Materials	957,736	8,992,947

			68,252,243

Switzerland—6.5%
ABB Ltd	Capital Goods	324,198	8,473,660
Adecco Group AG	Commercial & Professional Services	147,690	11,727,319
Baloise Holding AG	Insurance	80,941	12,771,820
OC Oerlikon Corp AG	Capital Goods	278,410	4,470,348
Sika AG	Materials	2,067	15,311,885
Swiss Life Holding AG	Insurance	40,411	14,057,599
Swisscom AG	Telecommunication Services	19,470	9,845,111

			76,657,742

Taiwan—1.3%
Asustek Computer Inc	Technology Hardware & Equipment	209,808	1,816,956
Epistar Corp (a)	Semiconductors & Semiconductor Equipment	3,252,340	5,270,698
Nanya Technology Corp	Semiconductors & Semiconductor Equipment	1,371,984	3,729,777
Wistron Corp	Technology Hardware & Equipment	5,113,556	4,271,255

			15,088,686

Turkey—2.0%
BIM Birlesik Magazalar AS	Food & Staples Retailing	177,016	3,609,634
Turkiye Garanti Bankasi AS	Banks	1,361,374	3,747,758

Turkiye Is Bankasi	Banks	2,563,443	4,834,354
Turkiye Vakiflar Bankasi TAO	Banks	3,443,022	5,754,637
Yapi ve Kredi Bankasi AS (a)	Banks	4,607,848	5,599,862

			23,546,245

United Kingdom—11.6%
3i Group PLC	Diversified Financials	1,126,535	14,374,843
Auto Trader Group PLC	Software & Services	318,884	1,449,847
Barratt Developments PLC	Consumer Durables & Apparel	1,008,636	8,768,591
Berkeley Group Holdings PLC	Consumer Durables & Apparel	35,264	1,751,867
Burberry Group PLC	Consumer Durables & Apparel	24,337	614,599
Coca-Cola HBC AG	Food & Beverage	331,990	11,218,635
Ds Smith PLC	Materials	167,590	1,158,869
Glaxosmithkline PLC	Pharma, Biotech & Life Sciences	74,469	1,336,319
Hays PLC	Commercial & Professional Services	1,206,016	2,984,965
Inchcape PLC	Retailing	164,367	1,705,850
InterContinental Hotels Group PLC	Consumer Services	178,806	9,904,604
J Sainsbury PLC	Food & Staples Retailing	2,887,872	9,298,193
Next PLC	Retailing	127,895	8,358,810
Persimmon PLC	Consumer Durables & Apparel	144,634	5,381,712
Royal Mail PLC	Transportation	1,277,159	6,349,840
Segro PLC	Real Estate	510,398	3,684,062
Taylor Wimpey PLC	Consumer Durables & Apparel	1,657,984	4,393,127
Unilever PLC	Household & Personal Products	440,028	24,934,382
Vodafone Group PLC	Telecommunication Services	2,487,322	7,113,515
Wm Morrison Supermarkets	Food & Staples Retailing	4,372,896	13,019,272

			137,801,902

United States—0.8%
Core Laboratories NV	Energy	95,329	9,523,367

			9,523,367

Total Investments—97.9% (Cost $996,765,400) (b)			1,163,082,762

Other Assets, less liabilities—2.1%			25,192,027

Net Assets—100.0%			$1,188,274,789

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $1,013,440,447. The aggregate gross unrealized appreciation is $166,049,663 and the aggregate gross unrealized depreciation is $16,407,348, resulting in net unrealized appreciation of $149,642,315.
(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

ADR — American Depository Receipt

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO PORTFOLIO OF INVESTMENTS

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO PORTFOLIO OF INVESTMENTS

October 31, 2017 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust (formerly Domini Social Investment Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises three separate series: Domini Impact Equity Fund (formerly, Domini Social Equity Fund), Domini Impact International Equity Fund (formerly, Domini International Social Equity Fund), and Domini Impact Bond Fund (formerly Domini Social Bond Fund) (each the “Fund,” collectively the “Funds”). The portfolio of investments of the Domini Impact Bond Fund are included elsewhere in this report. The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008. The Domini Impact International Equity Fund offers Investor shares, Class A shares and Institutional Shares. Class A and Institutional shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008 and November 30, 2012, respectively. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R and Institutional shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Impact Equity Fund, as of October 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$87,298,393	$—	$—	$87,298,393
Consumer Staples	79,173,217	—	—	79,173,217
Energy	4,070,180	—	—	4,070,180
Financials	131,573,013	—	—	131,573,013
Health Care	127,254,312	—	—	127,254,312
Industrials	83,166,682	—	—	83,166,682
Information Technology	230,510,908	—	—	230,510,908
Materials	29,027,245	—	—	29,027,245
Real Estate	36,840,535	—	—	36,840,535
Telecommunication Services	34,248,463	—	—	34,248,463
Utilities	31,711,233	—	—	31,711,233

Total	$874,874,181	$—	$—	$874,874,181

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of October 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$—	$177,140,598	$—	$177,140,598
Consumer Staples	5,938,800	91,734,407	—	97,673,207
Energy	9,523,367	7,775,887	—	17,299,254
Financials	23,679	285,365,511	—	285,389,190
Health Care	—	85,946,088	—	85,946,088
Industrials	5,153,284	187,553,726	—	192,707,010
Information Technology	1,182,926	105,285,357	—	106,468,283
Materials	—	86,587,177	—	86,587,177
Real Estate	—	75,091,828	—	75,091,828
Telecommunication Services	—	29,327,833	—	29,327,833
Utilities	841,579	8,610,715	—	9,452,294

Total	$22,663,635	$1,140,419,127	$—	$1,163,082,762

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Domini Impact Equity Fund	Domini Impact International Equity Fund
Investments in Securities
Balance as of July 31, 2017	$—	$—
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	2	22,719
Purchases	—	—
Sales	—	—
Transfers in and/or out of Level Three	(2)	(22,719)

Balance as of October 31, 2017	$—	$—

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at October 31, 2017:	$—	$—

For the Domini Impact Equity Fund transfers from Level 1 to Level 3 included securities valued at $10,414 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $10,416 because market values were readily available from a pricing agent for which fair value factors were previously applied.

For the Domini Impact International Equity Fund transfers from Level 1 to Level 3 included securities valued at $48,382,547 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $48,405,266 because market values were readily available from a pricing agent for which fair value factors were previously applied.

Domini Impact Bond Fund

Portfolio of Investments

October 31, 2017 (Unaudited)

	Principal Amount	Value
Mortgage Backed Securities — 59.2%
Agency Collateralized Mortgage Obligations — 2.8%
Fannie Mae Connecticut Avenue Securities
4.788%, VR, 7/25/2029	120,000	$127,835
5.588%, VR, 5/25/2029	235,000	257,445
FHMS KBF1 A, 1.622%, VR, 7/25/2024	748,000	749,607
FHR 3877 LM, 3.500%, 6/15/2026	780,000	813,033
FNR 2012 17 BC, 3.500%, 3/25/2027	368,000	381,934
FNA 2017 M10 AV2, 2.561%, VR, 7/25/2024	740,000	743,001
FREMF Mortgage Trust
144A, 3.647%, VR, 9/25/2024 (c)(e)	120,000	121,441
144A, 3.835%, VR, 7/25/2049 (e)	224,000	228,862
144A, 3.880%, VR, 2/25/2024 (e)	100,000	101,262
144A, 3.944%, VR, 9/25/2049 (e)	85,000	86,785
144A, 3.976%, VR, 8/25/2027 (e)	90,000	91,077
144A, 3.981%, VR, 3/25/2027 (e)	70,000	71,800
144A, 4.073%, VR, 5/25/2027 (e)	155,000	159,954
144A, 3.972%, VR, 7/25/2049 (e)	175,000	176,835
144A, 4.034%, VR, 7/25/2027 (e)	136,000	138,073

		4,248,944

Commercial Mortgage Backed Securities — 6.3%
BWAY 2013-1515 Mortgage Trust 144A, 2.809%, 3/10/2033 (e)	168,055	169,523
Citigroup Commercial Mortgage, 3.717%, 9/15/2048	384,000	405,761
Commercial Mortgage Trust 3.350%, 2/10/2048	326,000	334,877
3.644%, 12/10/2047	325,000	340,851
144A, 3.424%, 3/10/2031 (e)	640,000	667,430
144A, 3.726%, 3/10/2031 (e)	644,000	674,141
CSAIL Commercial Mortgage Trust
3.505%, 4/15/2050	394,000	409,617
3.808%, 11/15/2048	388,000	410,227
GS Mortgage Securities Trust 144A, 1.939%, VR, 7/15/2032 (e)	395,000	395,873
Hudson Yards 144A, 2.835%, 8/10/2038 (e)	1,000,000	979,176
Madison Avenue Trust 144A, 3.188%, VR, 8/15/2034 (e)	729,000	738,334
Morgan Stanley BAML Trust
3.526%, 12/15/2047	180,167	187,298
3.892%, 6/15/2047	300,000	318,282
4.051%, 4/15/2047	300,000	320,888
4.082%, VR, 7/15/2046	150,000	161,357
4.259%, VR, 10/15/2046	300,000	324,617
OBP Depositor LLC Trust 144A, 4.646%, 7/15/2045 (e)	806,000	848,519
One Market Plaza Trust 144A, 3.614%, 2/10/2032 (e)	710,000	738,503
Park Avenue Trust 144A, 3.508%, 6/5/2037 (e)	712,000	736,358
Wells Fargo Commercial Mortgage, 3.718%, 12/15/2048	318,000	336,516

		9,498,148

Federal Home Loan Mortgage Corporation — 10.2%
849167, 2.898%, VR, 10/1/2043 (d)	389,768	397,224
A12413, 5.000%, 8/1/2033 (d)	27,655	30,137
A37619, 4.500%, 9/1/2035 (d)	208,525	223,571
A87874, 4.000%, 8/1/2039 (d)	76,284	80,819
A89148, 4.000%, 10/1/2039 (d)	118,842	125,273
A89384, 4.000%, 10/1/2039 (d)	151,661	159,868
A89729, 4.000%, 11/1/2039 (d)	70,530	74,331

A93101, 5.000%, 7/1/2040 (d)	115,465	125,551
A93996, 4.500%, 9/1/2040 (d)	58,811	63,072
A94362, 4.000%, 10/1/2040 (d)	183,633	195,081
A94742, 4.000%, 11/1/2040 (d)	30,014	31,866
A95084, 4.000%, 11/1/2040 (d)	27,371	28,846
A95085, 4.000%, 11/1/2040 (d)	236,813	249,574
A95796, 4.000%, 12/1/2040 (d)	111,588	117,599
A97047, 4.500%, 2/1/2041 (d)	116,846	125,549
FHR 3806 L, 3.500%, 2/15/2026	847,000	884,504
FHR 3800 CB, 3.500%, 2/15/2026	383,000	401,718
FHR 3768 CB, 3.500%, 12/15/2025	343,000	359,346
G01779, 5.000%, 4/1/2035 (d)	36,226	39,594
G01828, 4.500%, 4/1/2035 (d)	169,412	181,756
G01837, 5.000%, 7/1/2035 (d)	237,415	259,409
G01838, 5.000%, 7/1/2035 (d)	41,782	45,669
G02424, 5.500%, 12/1/2036 (d)	162,934	181,615
G04997, 5.000%, 1/1/2037 (d)	143,899	156,587
G05052, 5.000%, 10/1/2033 (d)	15,756	17,250
G06079, 6.000%, 7/1/2039 (d)	148,785	168,837
G06990, 5.500%, 8/1/2040 (d)	223,161	248,175
G08347, 4.500%, 6/1/2039 (d)	364,260	390,569
G08499, 3.000%, 7/1/2042 (d)	86,419	87,001
G08741, 3.000%, 1/1/2047	764,713	766,509
G14599, 2.500%, 11/1/2027 (d)	234,074	236,835
G30614, 3.500%, 12/1/2032 (d)	353,068	368,208
J17791, 3.000%, 1/1/2027 (d)	328,900	337,360
J20118, 2.500%, 8/1/2027 (d)	82,859	83,831
Q00291, 5.000%, 4/1/2041 (d)	101,291	110,201
Q01807, 4.500%, 7/1/2036 (d)	178,481	191,518
Q06160, 4.000%, 2/1/2037 (d)	69,492	72,976
Q17103, 4.000%, 6/1/2041 (d)	14,331	15,051
Q33602, 3.000%, 5/1/2045 (d)	647,938	650,716
Z40004, 6.000%, 8/1/2036 (d)	24,416	27,595
FHLMC TBA 30 Yr, 3.500%, 11/13/2047 (c)	3,900,000	4,009,535
FHLMC TBA 30 Yr, 3.500%, 12/13/2047 (c)	1,200,000	1,231,477
FHLMC TBA 30 Yr, 4.000%, 11/13/2047 (c)	1,400,000	1,469,344
FHLMC TBA 30 Yr, 4.000%, 12/13/2047 (c)	400,000	419,109

		15,440,656

Federal National Mortgage Association — 32.0%
190370, 6.000%, 6/1/2036 (d)	113,417	128,938
469683, 3.540%, 11/1/2021	722,211	754,860
469829, 2.720%, 12/1/2018 (d)	1,616,116	1,627,644
469879, 3.220%, 12/1/2021 (d)	989,694	1,025,350
471478, 2.610%, 8/1/2022 (d)	1,356,668	1,376,090
745044, 4.500%, 8/1/2035 (d)	49,877	53,606
745327, 6.000%, 3/1/2036 (d)	317,331	360,905
889529, 6.000%, 3/1/2038 (d)	54,345	61,713
890248, 6.000%, 8/1/2037 (d)	28,710	32,785
930672, 4.500%, 3/1/2039 (d)	178,282	193,536
932441, 4.000%, 1/1/2040 (d)	559,457	590,230
995082, 5.500%, 8/1/2037 (d)	100,752	112,642
995243, 4.500%, 8/1/2038 (d)	133,533	143,159
AA9846, 4.000%, 8/1/2039 (d)	82,157	86,704
AB1343, 4.500%, 8/1/2040 (d)	166,206	180,545
AB1763, 4.000%, 11/1/2030 (d)	33,809	35,748
AB4168, 3.500%, 1/1/2032 (d)	302,258	315,090
AB6472, 2.000%, 10/1/2027 (d)	302,171	300,998
AC1877, 4.500%, 9/1/2039 (d)	76,065	81,726

AC2817, 4.000%, 10/1/2039 (d)	45,534	48,034
AC5401, 5.000%, 10/1/2039 (d)	8,088	8,797
AC9564, 4.500%, 2/1/2040 (d)	72,140	78,194
AD1649, 4.000%, 3/1/2040 (d)	82,250	86,764
AD8033, 4.000%, 8/1/2040 (d)	28,372	29,925
AE0215, 4.000%, 12/1/2039 (d)	70,704	74,579
AE0216, 4.000%, 8/1/2040 (d)	160,370	169,169
AE0624, 4.000%, 11/1/2040 (d)	68,876	72,628
AE0625, 4.000%, 12/1/2040 (d)	95,410	102,010
AE4113, 4.000%, 10/1/2040 (d)	53,589	56,819
AE4192, 4.000%, 10/1/2040 (d)	245,285	260,735
AE5143, 4.000%, 11/1/2040 (d)	39,878	42,144
AI7951, 4.500%, 8/1/2036 (d)	67,069	72,096
AJ5974, 4.000%, 12/1/2036 (d)	54,950	58,096
AL0005, 4.500%, 1/1/2041 (d)	65,144	70,196
AL0049, 6.000%, 12/1/2035 (d)	58,071	66,195
AL1627, 4.500%, 9/1/2041 (d)	123,643	133,060
AM3278, 2.850%, 5/1/2023 (d)	704,046	722,427
AM4796, 3.300%, 12/1/2023 (d)	739,566	770,178
AM5146, 3.470%, 1/1/2024 (d)	556,803	585,177
AM5197, 4.200%, 1/1/2030 (d)	1,167,918	1,271,496
AM6266, 3.580%, 7/1/2030 (d)	965,649	994,519
AM7507, 3.080%, 12/1/2024 (d)	1,047,171	1,080,071
AM7598, 3.070%, 12/1/2024 (d)	1,392,126	1,435,083
AM7812, 3.100%, 1/1/2027	469,079	479,407
AM7903, 3.380%, 1/1/2027	671,300	698,534
AM8148, 2.680%, 3/1/2027 (d)	1,000,000	989,646
AM8659, 2.880%, 4/1/2031 (d)	1,258,424	1,224,934
AM9154, 3.180%, 6/1/2030 (d)	1,057,377	1,075,753
AM9239, 3.030%, 6/1/2025 (d)	970,388	995,016
AN1410, 3.010%, 5/1/2028	465,680	470,244
AN1767, 2.980%, 6/1/2031 (d)	977,449	975,136
AN1840, 2.450%, 6/1/2026 (d)	1,491,301	1,458,176
AN2787, 2.600%, 9/1/2028 (d)	1,150,000	1,122,464
AN2791, 2.440%, 9/1/2026 (d)	1,126,913	1,106,500
AN4301, 3.150%, 1/1/2027 (d)	2,109,700	2,157,033
AP9592, 3.500%, 10/1/2032 (d)	244,847	255,475
AR1524, 2.000%, 1/1/2028 (d)	242,816	240,625
AR9198, 3.000%, 3/1/2043 (d)	769,374	774,230
AS3608, 2.500%, 12/1/2043 (d)	363,336	352,456
AS8449, 2.500%, 12/1/2031	42,682	42,916
AW4685, 2.655%, 5/1/2044 (d)	143,415	146,306
AY3370, 2.500%, 4/1/2045	272,153	262,998
BC1171, 3.500%, 6/1/2046 (d)	2,270,177	2,336,046
BE1416, 2.500%, 11/1/2031	205,284	206,406
BE4435, 3.000%, 11/1/2046 (c)	2,456,335	2,461,207
BE8063, 3.000%, 12/1/2046 (c)	804,676	806,274
MA0639, 4.000%, 2/1/2041 (d)	132,073	139,286
MA0919, 3.500%, 12/1/2031 (d)	17,857	18,510
MA0949, 3.500%, 1/1/2032 (d)	174,798	182,241
MA1630, 4.000%, 10/1/2033 (d)	186,959	198,164
MA1931, 2.500%, 6/1/2024	588,951	594,387
FNMA TBA 15 Yr, 3.000%, 11/16/2032 (c)	2,600,000	2,664,391
FNMA TBA 30 Yr, 3.500%, 11/13/2047 (c)	6,621,000	6,806,957
FNMA TBA 30 Yr, 4.000%, 11/13/2047 (c)	900,000	944,719
FNMA TBA 30 Yr, 4.000%, 12/13/2047 (c)	400,000	419,242

		48,356,340

Government National Mortgage Association — 7.9%
GNMA II TBA 30 Yr, 3.500%, 11/20/2047 (c)	4,000,000	4,150,156
GNMA II TBA 30 Yr, 3.500%, 12/20/2047 (c)	1,300,000	1,346,617
GNMA II TBA 30 Yr, 3.000%, 11/20/2047 (c)	3,300,000	3,339,316
GNMA II TBA 30 Yr, 4.500%, 11/20/2047 (c)	900,000	954,141
GNMA II TBA 30 Yr, 4.000%, 11/20/2047 (c)	1,100,000	1,155,086
GNMA II TBA 30 Yr, 4.000%, 12/20/2047 (c)	1,000,000	1,049,336

		11,994,652

Total Mortgage Backed Securities (Cost $89,633,585)		89,538,740

Corporate Bonds and Notes — 25.3%
Communications — 2.3%
AT&T Inc
1.987%, VR, 3/11/2019	350,000	352,262
3.950%, 1/15/2025	445,000	457,564
4.750%, 5/15/2046	65,000	61,546
CBS Corp, 2.900%, 1/15/2027	400,000	379,641
Charter Communications Operating LLC / Charter Communications Operating Capital senior secured note, 6.484%, 10/23/2045	300,000	344,686
Cox Communications Inc
144A, 3.850%, 2/1/2025 (e)	175,000	179,275
144A, 4.800%, 2/1/2035 (e)	200,000	201,387
Gray Television Inc 144A, 5.875%, 7/15/2026 (e)	200,000	205,500
Interpublic Group of Cos Inc/The, 4.200%, 4/15/2024	250,000	262,487
SFR Group SA senior secured note 144A, 7.375%, 5/1/2026 (e)	200,000	215,750
Sprint Communications Inc 144A, 7.000%, 3/1/2020 (e)	375,000	407,813
Verizon Communications Inc 144A, 3.376%, 2/15/2025 (e)	424,000	427,250

		3,495,161

Consumer Discretionary — 2.7%
Amazon.com Inc
4.800%, 12/5/2034	325,000	375,858
144A 3.875%, 8/22/2037 (e)	200,000	208,022
Delphi Automotive PLC
3.150%, 11/19/2020	240,000	245,846
4.150%, 3/15/2024	401,000	426,017
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (e)	500,000	519,954
Hertz Corp/The 144A, 5.500%, 10/15/2024 (e)	125,000	113,125
Home Depot Inc/The, 5.950%, 4/1/2041	420,000	556,678
Lennar Corp, 4.125%, 1/15/2022	245,000	254,494
Marriott International Inc/MD, 2.875%, 3/1/2021	500,000	505,625
Northeastern University, 5.285%, 3/1/2032	100,000	107,890
O’Reilly Automotive Inc
3.800%, 9/1/2022	155,000	162,449
3.850%, 6/15/2023	550,000	580,039

		4,055,997

Consumer Staples — 0.6%
JM Smucker Co/The, 4.250%, 3/15/2035	380,000	399,765
TreeHouse Foods Inc 144A, 6.000%, 2/15/2024 (e)	530,000	569,750

		969,515

Financials — 10.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.500%, 5/26/2022	450,000	462,864
AIA Group Ltd 144A, 4.500%, 3/16/2046 (e)	325,000	356,588
Air Lease Corp, 3.875%, 4/1/2021	450,000	470,457
American Tower Corp, 5.000%, 2/15/2024	362,000	399,896
Aon PLC, 4.750%, 5/15/2045	225,000	251,161

AXA SA subordinated note, 8.600%, 12/15/2030	400,000	577,000
Boston Properties LP, 3.650%, 2/1/2026	430,000	438,532
BPCE SA
2.250%, 1/27/2020	500,000	501,582
144A 4.875%, 4/1/2026 (e)	500,000	537,534
Brandywine Operating Partnership LP, 4.550%, 10/1/2029	725,000	742,626
Capital One Financial Corp subordinated note
3.750%, 7/28/2026	80,000	79,701
4.200%, 10/29/2025	155,000	160,081
Cooperatieve Rabobank UA, 3.950%, 11/9/2022	375,000	396,004
Credit Agricole SA/London 144A, 4.125%, 1/10/2027 (e)	510,000	535,090
Crown Castle International Corp, 3.700%, 6/15/2026	300,000	301,416
Discover Financial Services, 3.750%, 3/4/2025	325,000	329,008
Duke Realty LP
3.625%, 4/15/2023	200,000	206,318
4.375%, 6/15/2022	250,000	267,580
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000	642,001
Huntington Bancshares Inc/OH, 3.150%, 3/14/2021	425,000	435,678
ING Bank NV 144A, 2.000%, 11/26/2018 (e)	300,000	300,335
Kimco Realty Corp, 3.400%, 11/1/2022	160,000	164,566
Liberty Property LP, 3.250%, 10/1/2026	165,000	162,338
Marsh & McLennan Cos Inc, 3.300%, 3/14/2023	100,000	102,933
Morgan Stanley subordinated note, 3.950%, 4/23/2027	210,000	214,601
National City Corp subordinated note, 6.875%, 5/15/2019	275,000	295,006
Nuveen Finance LLC 144A, 4.125%, 11/1/2024 (e)	160,000	169,454
Regency Centers LP, 3.750%, 6/15/2024	300,000	305,769
Regions Financial Corp, 3.200%, 2/8/2021	500,000	511,693
Reinsurance Group of America Inc
3.950%, 9/15/2026	250,000	256,282
4.700%, 9/15/2023	164,000	177,686
Santander UK PLC subordinated note 144A, 5.000%, 11/7/2023 (e)	650,000	703,796
Standard Chartered PLC subordinated note 144A, 5.700%, 3/26/2044 (e)	250,000	296,790
Swedbank AB
144A, 2.200%, 3/4/2020 (e)	650,000	650,926
144A, 2.800%, 3/14/2022 (e)	250,000	253,340
Toronto-Dominion Bank/The, 1.850%, 9/11/2020	500,000	497,363
Total System Services Inc, 3.800%, 4/1/2021	600,000	621,506
Unum Group, 3.000%, 5/15/2021	180,000	182,213
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	513,109
Ventas Realty LP, 3.500%, 2/1/2025	500,000	503,036
Vornado Realty LP, 2.500%, 6/30/2019	325,000	326,824
Voya Financial Inc, 5.650%, VR, 5/15/2053	130,000	137,475
Welltower Inc, 5.250%, 1/15/2022	400,000	439,452

		15,877,610

Health Care — 4.4%
Allergan Funding SCS, 3.000%, 3/12/2020	420,000	426,615
Allina Health System, 4.805%, 11/15/2045	660,000	739,995
Biogen Inc, 5.200%, 9/15/2045	400,000	461,498
Boston Medical Center Corp, 4.519%, 7/1/2026	705,000	736,599
Celgene Corp, 3.875%, 8/15/2025	325,000	338,460
Children’s Hospital Corp/The, 4.115%, 1/1/2047	230,000	243,938
City of Hope senior secured note, 5.623%, 11/15/2043	250,000	313,339
Dignity Health
4.500%, 11/1/2042	373,000	355,682
5.267%, 11/1/2064	500,000	518,960
Kaiser Foundation Hospitals
3.150%, 5/1/2027	185,000	186,790
3.500%, 4/1/2022	110,000	114,287

Mayo Clinic, 4.128%, 11/15/2052	165,000	175,249
Memorial Sloan-Kettering Cancer Center
4.125%, 7/1/2052	200,000	206,520
4.200%, 7/1/2055	60,000	63,371
New York and Presbyterian Hospital/The
4.024%, 8/1/2045	365,000	378,594
4.063%, 8/1/2056	250,000	252,955
Ochsner Clinic Foundation, 5.897%, 5/15/2045	400,000	499,022
Orlando Health Obligated Group, 4.416%, 10/1/2044	395,000	392,644
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	282,465

		6,686,983

Industrials — 2.1%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	428,545
CNH Industrial Capital LLC, 4.875%, 4/1/2021	750,000	801,825
Core & Main LP 144A, 6.125%, 8/15/2025 (e)	45,000	45,675
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	204,671
Mexico City Airport Trust senior secured note 144A, 3.875%, 4/30/2028 (e)	255,000	250,627
Ryder System Inc
2.350%, 2/26/2019	500,000	501,453
2.500%, 5/11/2020	145,000	146,110
SBA Tower Trust 144A, 3.168%, 4/9/2047 (e)	290,000	291,486
United Rentals North America Inc, 4.625%, 7/15/2023	500,000	523,125

		3,193,517

Materials — 0.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc senior secured note 144A, 4.250%, 9/15/2022 (e)	260,000	268,450
Standard Industries Inc/NJ 144A, 5.125%, 2/15/2021 (e)	180,000	186,075
WestRock Co 144A, 3.000%, 9/15/2024 (e)	375,000	374,227

		828,752

Technology — 1.1%
Broadcom Corp / Broadcom Cayman Finance Ltd 144A, 3.625%, 1/15/2024 (e)	355,000	367,151
Microsoft Corp, 3.700%, 8/8/2046	395,000	397,623
Pitney Bowes Inc, 3.625%, 9/15/2020	265,000	265,433
SS&C Technologies Holdings Inc, 5.875%, 7/15/2023	65,000	68,981
Xerox Corp, 5.625%, 12/15/2019	475,000	504,161

		1,603,349

Utilities — 1.0%
Aegea Finance Sarl 144A, 5.750%, 10/10/2024 (e)	370,000	381,914
Consolidated Edison Co of New York Inc, 3.300%, 12/1/2024	500,000	515,084
Greenko Dutch BV senior secured note 144A, 5.250%, 7/24/2024 (e)	545,000	555,341

		1,452,339

Total Corporate Bonds and Notes (Cost $37,037,659)		38,163,223

Municipal Bonds — 10.7%
American Municipal Power Inc, 6.270%, 2/15/2050	300,000	387,306
Bay Area Toll Authority
6.918%, 4/1/2040	125,000	177,914
7.043%, 4/1/2050	325,000	501,859
City of Chicago IL
6.207%, 1/1/2032	250,000	259,720
7.045%, 1/1/2029	155,000	171,979
7.375%, 1/1/2033	135,000	156,319
City of Los Angeles Department of Airports, 3.887%, 5/15/2038	140,000	146,636

Commonwealth of Massachusetts, 3.277%, 6/1/2046	130,000	125,063
Cook County Community High School District No 228 Bremen, 5.019%, 12/1/2041 (Insurer: AGM)	435,000	466,625
County of Sacramento CA, 5.730%, VR, 8/15/2023 (Insurer: NATL)	340,000	374,258
County of San Bernardino CA, 6.020%, 8/1/2023 (Insurer: AGM)	315,000	340,373
District of Columbia, 4.125%, 7/1/2027	500,000	515,369
Hillsborough County Aviation Authority, 3.549%, 10/1/2022	190,000	196,527
Indiana Finance Authority, 3.624%, 7/1/2036	235,000	236,041
Inland Valley Development Agency, 5.500%, 3/1/2033 (Insurer: AGM)	70,000	79,460
Lancaster County Hospital Authority/PA
5.000%, 7/1/2024	165,000	185,109
5.000%, 7/1/2025	135,000	151,589
Los Angeles County Public Works Financing Authority, 7.488%, 8/1/2033	540,000	746,793
Maryland Health & Higher Educational Facilities Authority
3.968%, 7/1/2027	205,000	209,207
4.068%, 7/1/2028	240,000	246,866
4.168%, 7/1/2029	40,000	40,677
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	420,000	514,613
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, 4.053%, 7/1/2026	270,000	283,568
Metropolitan Transportation Authority, 5.000%, 11/15/2038	1,275,000	1,503,645
Michigan Finance Authority
2.057%, 4/1/2018	250,000	249,405
2.267%, 4/1/2019	260,000	257,387
2.491%, 4/1/2020	250,000	245,748
2.741%, 4/1/2021	320,000	312,528
New Jersey Economic Development Authority, 3.882%, 6/15/2019	270,000	274,887
New Jersey Turnpike Authority
7.102%, 1/1/2041	225,000	332,687
7.414%, 1/1/2040	200,000	305,038
New York Transportation Development Corp, 3.473%, 7/1/2028	500,000	479,780
Oregon Health & Science University, 5.000%, 7/1/2045	350,000	401,191
Pennsylvania Industrial Development Authority, 144A 3.556%, 7/1/2024 (e)	505,000	503,328
Public Finance Authority
144A 3.000%, 11/15/2022 (e)	360,000	364,018
144A 3.500%, 11/15/2023 (e)	185,000	188,247
Puerto Rico Commonwealth Government Employees Retirement System, 6.150%, 7/1/2038	825,000	231,000
Shelby County Health Educational & Housing Facilities Board
4.000%, 9/1/2022	250,000	262,650
4.000%, 9/1/2021	250,000	260,725
State of California, 7.625%, 3/1/2040	525,000	809,581
State of Illinois
3.860%, 4/1/2021	215,000	215,802
5.100%, 6/1/2033	335,000	338,360
5.163%, 2/1/2018	25,000	25,180
5.547%, 4/1/2019	325,000	335,329
5.665%, 3/1/2018	70,000	70,792
5.877%, 3/1/2019	425,000	440,232
Washington State Housing Finance Commission
4.000%, 1/1/2024	800,000	786,879
144A 4.375%, 1/1/2021 (f)	400,000	400,168

Total Municipal Bonds (Cost $15,933,576)		16,108,458

Senior Floating Rate Interests — 6.3%
Communications — 1.5%
Charter Communications Operating LLC, 3.500%, 1/15/2024	295,500	297,921
Mission Broadcasting Inc term loan B, 3.735%, 1/17/2024	25,424	25,596
Nexstar Broadcasting Inc term loan B, 3.735%, 1/17/2024	202,492	203,864

Numericable Group SA term loan B, 0.000%, 1/31/2026 (g)	740,653		742,428
Sprint Communications Inc term loan B, 3.750%, 2/2/2024	407,950		409,625
Univision Communications Inc, 3.992%, 3/15/2024	485,581		483,871
Zayo Group LLC, 3.489%, 1/19/2024	100,095		100,491

			2,263,796

Consumer Discretionary — 1.1%
American Builders & Contractors Supply Co Inc term loan B, 3.742%, 10/31/2023	895,500		901,843
Camelot Finance LP term loan, 4.7423%, 10/3/2023	138,603		139,665
Harbor Freight Tools USA Inc term loan, 4.492%, 8/18/2023	240,713		242,267
KAR Auction Services Inc term loan B, 3.875%, 3/9/2023	116,315		117,236
On Assignment Inc term loan B, 3.242%, 6/5/2022	331,200		333,822

			1,734,833

Consumer Staples — 0.8%
Coty Inc term loan B, 3.732%, 10/27/2022	201,935		201,807
Energizer Holdings Inc term loan B, 3.250%, 6/30/2022	610,938		614,373
Galleria Co term loan B, 4.250%, 9/29/2023	410,000		410,513

			1,226,693

Financials — 1.1%
Avolon TLB Borrower 1 US LLC term loan, 3.488%, 4/3/2022	239,400		241,358
DTZ US Borrower LLC term loan, 4.567%, 11/4/2021	488,750		491,881
Misys Europe SA term loan, 4.817%, 6/13/2024	275,000		274,588
Russell Investments US Institutional Holdco Inc term loan, 5.492%, 6/1/2023	444,375		450,392
USI Inc/NY term loan B, 0.000%, 7/26/2024 (g)	175,000		174,891

			1,633,110

Industrials — 0.1%
Diamond (BC) B.V. term loan, 4.316%, 9/6/2024	150,000		150,541

			150,541

Materials — 0.2%
Nexeo Solutions LLC, 5.067%, 6/9/2023	281,448		284,157

			284,157

Technology — 1.5%
CDW LLC term loan, 3.340%, 8/17/2023	486,214		489,889
Dell Inc. term loan, 3.250%, 9/7/2023	254,487		255,428
Go Daddy Operating Co LLC term loan, 3.742%, 2/15/2024	254,089		255,502
MA FinanceCo., LLC term loan B, 3.989%, 6/21/2024	30,310		30,372
MaxLinear Inc. term loan B, 3.739%, 5/12/2024	277,941		279,678
ON Semiconductor Corp term loan, 3.492%, 3/31/2023	235,418		236,730
Seattle Spinco, Inc. term loan B, 3.988%, 6/21/2024	204,690		205,111
SS&C European Holdings Sarl, 3.492%, 7/8/2022	12,727		12,812
SS&C Technologies Inc, 3.492%, 7/8/2022	260,462		262,212
Techem GMBH term loan B, 0.000%, 7/31/2024 (g)	200,000	EUR	234,931

			2,262,665

Total Senior Floating Rate Interests (Cost $9,471,254)			9,555,795

U.S. Government Agencies — 5.7%
Fannie Mae Notes, 1.500%, 6/22/2020 (d)	5,328,000		5,302,069
Fannie Mae Notes, 5.625%, 7/15/2037 (d)	2,376,000		3,290,173

Total U.S. Government Agencies (Cost $8,765,650)			8,592,242

Foreign Government & Agency Securities — 1.2%
Province of Ontario Canada, 1.950%, 1/27/2023	1,000,000	CAD	769,421
Province of Quebec Canada, 1.650%, 3/3/2022	815,000	CAD	625,301
Queensland Treasury Corporation 144A, 3.000%, 3/22/2024 (e)	500,000	AUD	391,274

Total Foreign Government & Agency Securities (Cost $1,759,238)			1,785,996

Asset Backed Securities — 1.0%
CNH Equipment Trust 2016-C, 1.930%, 3/15/2024	20,000		19,813
Carmax Auto Owner Trust
1.900%, 4/15/2022	95,000		93,909
2.160%, 12/15/2021	135,000		134,652
2.200%, 6/15/2022	75,000		74,249
2.560%, 2/15/2022	260,000		260,284
2.580%, 11/16/2020	130,000		130,267
2.700%, 10/16/2023	250,000		249,792
SBA Tower Trust, Series 2014-2A Class C 144A, 3.869%, VR, 10/15/2049 (e)	500,000		509,321

Total Asset Backed Securities (Cost $1,465,412)			1,472,287

Certificates of Deposit — 0.3%
Self-Help Credit Union, 1.150%, 9/16/2019	250,000		247,581
Self-Help Federal Credit Union, 1.150%, 3/18/2019	250,000		248,557

Total Certificates of Deposit (Cost $500,000)			496,138

Total Long Term Investments—109.7% (Cost $164,566,374)			165,712,879

Short Term Investments—9.4%
U.S. Government Agency Obligations - 9.4%
Federal Home Loan Discount Notes, 0.010%, 11/22/2017	4,300,000		4,297,493
Federal Home Loan Discount Notes, 0.010%, 11/24/2017	3,000,000		2,998,083
Federal Home Loan Discount Notes, 0.010%, 11/10/2017	7,000,000		6,998,250

Total Short Term Investments (Cost $14,293,680)			14,293,826

Total Investments — 119.1% (Cost $178,860,054) (a)			180,006,705

Other liabilities, less assets — (19.1)%			(28,901,591)

Net Assets — 100.0%			$151,105,114

(a)	The aggregate cost for federal income purposes is $179,006,630. The aggregate gross unrealized appreciation is $2,228,139, and the aggregate gross unrealized depreciation is $1,228,064, resulting in net unrealized appreciation of $1,000,075.

(c)	A portion or all of the security was purchased as a when issued or delayed delivery security.
(d)	A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.
(e)	This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.
(f)	This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.
(g)	Represents an unsettled loan contract. The coupon rate will be determined at time of settlement.

The principal amount is stated in U.S. dollars unless otherwise indicated.

TBA—To Be Announced

VR — Variable interest rate. Rate shown is that on October 31, 2017.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2017, the aggregate value of these securities was $19,052,929, representing 12.6% of net assets.

AGM—Assured Guaranty Municipal Corporation

NATL—National Public Finance Guarantee Corporation

EUR—Euro

AUD—Australian Dollar

CAD—Canadian Dollar

SEE NOTES TO PORTFOLIO OF INVESTMENTS

At October 31, 2017, the Fund had the following forward currency contracts outstanding.

					Unrealized
		Contract	Settlement		Appreciation
Counterparty	Currency	Type	Date	Value	(Depreciation)
UBS AG	AUD	Sell	12/20/2017	$382,426	$15,176
Deutsche Bank	CAD	Sell	12/20/2017	1,403,220	78,845
Deutsche Bank	EUR	Sell	11/30/2017	233,329	3,237

				$2,018,975	$97,258

At October 31, 2017, the Fund had the following future contracts outstanding.

				Unrealized
				Appreciation
Description	Number of Contracts	Value	Expiration Date	(Depreciation)
Long Gilt (Short)	21	$3,467,186	12/27/2017	$72,077
Euro-Bund (Short)	9	1,706,360	12/7/2017	(8,757)
AUST 10 YR (Long)	15	1,481,971	12/15/2017	10,000

				$73,320

At October 31, 2017, the Fund had the following centrally cleared interest rate swap contracts outstanding.

					Unrealized
	Counterparty/		Notional		Appreciation
Description	Exchange	Expiration Date	Amount	Value	(Depreciation)
Pay Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.500%	Morgan Stanley/LCH	12/20/2027	3,950,000	(3,999,201)	21,530
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.500%	Morgan Stanley/LCH	12/20/2027	3,275,000	3,315,793	(3,715)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.000%	Morgan Stanley/LCH	12/20/2019	11,445,000	11,474,639	(25,609)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.750%	Morgan Stanley/LCH	9/21/2046	4,296,000	4,444,177	(312,382)
Pay Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.250%	Morgan Stanley/LCH	9/21/2026	11,688,000	(11,641,335)	513,914
Pay Floating rate 1 day USD Fed Fund Pay Fixed rate 1.000%	Morgan Stanley/LCH	9/29/2026	1,001,000	(1,084,771)	56,723

			$35,655,000	$2,509,302	$250,461

At October 31, 2017, the Fund had the following OTC interest rate swap contracts outstanding.

	Rate Type					Unrealized
	Payments made by	Payments received		Notional		Appreciation
Counterparty	the Fund	by the Fund	Expiration Date	Amount	Value	(Depreciation)
Deutsche Bank AG	1.898%	USA-CPI-U	7/15/2024	$3,758,000	$3,831,806	$73,806

				$3,758,000	$3,831,806	$73,806

At October 31, 2017, the Fund had the following centrally cleared credit default swap contracts outstanding.

					Unrealized
	Counterparty/		Notional		Appreciation
Description	Exchange	Expiration Date	Amount (h)	Value (i)	(Depreciation)
Sell Protection (g):
CDX-NAIG Series 29, Version 1, 5 Year Index, fixed rate 1.00% (j)	Morgan Stanley/ICE	12/20/2022	$1,395,000	$1,427,081	$1,413

					Unrealized
	Counterparty/		Notional		Appreciation
Description	Exchange	Expiration Date	Amount (h)	Value (i)	(Depreciation)
CDX-NAHY Series 29, Version 1, 5 Year Index, fixed rate 5.00% (k)	Morgan Stanley/ICE	12/20/2022	1,405,000	1,522,726	11,073
iTraxx Europe Series 28, Version 1, 5 Year Index (EUR), fixed rate 1.00% (j)	Morgan Stanley/ICE	12/20/2022	1,175,000	1,403,687	4,106
iTraxx Europe Crossover Series 28, Version 1, 5 Year Index (EUR), fixed rate 5.00% (k)	Morgan Stanley/ICE	12/20/2022	335,000	441,047	4,200
iTraxx Europe Crossover Series 27, Version 1, 5 Year Index (EUR), fixed rate 5.00% (l)	Morgan Stanley/ICE	6/20/2022	235,000	311,162	7,017

			$4,545,000	$5,105,703	$27,809

ICE — Intercontinental Exchange

LCH — London Clearing House

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.
(h)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(i)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(j)	Ratings of Moody’s/S&P - Baa1/BBB+
(k)	Ratings of Moody’s/S&P - B1/B+
(l)	Ratings of Moody’s/S&P - B1/BB-

SEE NOTES TO PORTFOLIO OF INVESTMENTS

DOMINI IMPACT BOND FUND

NOTES TO PORTFOLIO OF INVESTMENTS

October 31, 2017 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (formerly Domini Social Bond Fund) (the “Fund”) is a series of the Domini Investment Trust (formerly Domini Social Investment Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees. The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investments in Securities:
Mortgage Backed Securities	$—	$89,538,740	$—	$89,538,740
Corporate Bonds and Notes	—	38,163,223	—	38,163,223
Municipal Bonds	—	16,108,458	—	16,108,458
Senior Floating Rate Interests	—	9,555,795		9,555,795
U.S. Government Agencies	—	8,592,242	—	8,592,242
Foreign Government & Agency Securities	—	1,785,996	—	1,785,996

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset Backed Securities	—	1,472,287	—	1,472,287
Certificates of Deposit	—	496,138	—	496,138

Total Long-Term Securities	$—	$165,712,879	$—	$165,712,879

Short Term Investments in Securities:
U.S. Government Agencies	—	14,293,826	—	14,293,826

Total Short-Term Securities	$—	$14,293,826	$—	$14,293,826

Total Investment in Securities	$—	$180,006,705	$—	$180,006,705

Other Financial Instruments:
Foreign Exchange Contracts	$—	$97,258	$—	$97,258
OTC Swap Contracts	—	73,806	—	73,806
Variation Margin Swap Contracts	—	278,270	—	278,270
Variation Margin Futures	—	82,077	—	82,077

Total Other Financial Instruments	$—	$531,411	$—	$531,411

Liabilities:
Other Financial Instruments:
Variation Margin Futures	$—	$8,757	$—	$8,757

Total Other Financial Instruments	$—	$8,757	$—	$8,757

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2017	$159,360
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(6,021)
Purchases	—
Sales	—
Transfers in and/or out of level three	(153,339)

Balance as of October 31, 2017	$—

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at October 31, 2017	$—

Transfers from Level 2 to Level 3 included securities valued at $2,478,245 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $2,631,584 because market values were readily available from a pricing agent for which fair value factors were previously applied. The Level 3 security was valued using a pricing vendor other than the Fund’s primary pricing vendor.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Fund did not have any outstanding open foreign currency spot contracts as of October 31, 2017.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(F) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. There are no purchased option contracts outstanding at October 31, 2017.

(G) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Future contracts outstanding at October 31, 2017 are listed in the Fund’s Portfolio of Investments.

(H) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at October 31, 2017 are listed in the Fund’s Portfolio of Investments.

(I) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at October 31, 2017, are listed in the Fund’s Portfolio of Investments.

(J) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at October 31, 2017 are listed in the Fund’s Portfolio of Investments.

(K) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Item 2.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-Q, Carole M. Laible, the registrant’s President and Principal Executive Officer, and Christina Povall, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Laible and Ms. Povall determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-Q is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST

By:	/s/ Carole M. Laible
Carole M. Laible
President

Date:	December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date:	December 29, 2017

By:	/s/ Christina Povall
Christina Povall
Treasurer (Principal Financial Officer)

Date:	December 29, 2017